UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 30, 2004

                                -----------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          North Carolina                 1-13408                     56-1362926
 (State or Other Jurisdiction of     (Commission File Number)      (IRS Employer
          Incorporation)               Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992



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Item 9.  Regulation FD Disclosure


On April 30, 2004, Digital Recorders, Inc. announced in a press release that certain of its outstanding debt securities and preferred stock have been converted into shares of common stock, and that its previously filed Registration Statement on Form S-3, as amended, was declared effective on April 24, 2004.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits.

         99.1     Press release dated April 30, 2004.



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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DIGITAL RECORDERS, INC.

Date: April 30, 2004        By: /s/ DAVID L. TURNEY
                                ------------------------------------------------
                                David L. Turney
                                Chairman, Chief Executive Officer and President




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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
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99.1     Press release dated April 30, 2004.